     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 1995

                                                       REGISTRATION NO. 33-59649
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         PRE-EFFECTIVE AMENDMENT NO. 3

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                            HOUGHTON MIFFLIN COMPANY
             (Exact name of Registrant as specified in its charter)

             MASSACHUSETTS                                       04-1456030
     (State or other Jurisdiction                             (I.R.S. Employer
   of Incorporation or Organization)                         Identification No.)

                              222 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 351-5000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                            ------------------------
                                 PAUL D. WEAVER
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            HOUGHTON MIFFLIN COMPANY
                              222 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 351-5000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            ------------------------
                                   COPIES TO:

     RICHARD A. SODEN                                   LOUIS A. GOODMAN
  GOODWIN, PROCTER & HOAR                     SKADDEN, ARPS, SLATE, MEAGHER & FLOM
      EXCHANGE PLACE                                    ONE BEACON STREET
BOSTON, MASSACHUSETTS 02109                        BOSTON, MASSACHUSETTS 02108
      (617) 570-1000                                     (617) 573-4800

                            ------------------------
   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / / 33-

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / / 33-

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The expenses in connection with the distribution of the securities being registered (other than underwriting discounts and commissions) are estimated as follows:

    Securities and Exchange Commission Registration Fee.......................  $ 40,000
    NASD Filing Fee...........................................................    12,100
    Printing and Engraving Fees...............................................    75,000
    Legal Fees and Expenses...................................................   135,000
    Accounting Fees and Expenses..............................................    50,000
    Rating Agencies Fees......................................................    62,500
    State Securities Laws Fees and Expenses...................................    10,000
    Trustee and Registrar Fees and Expenses...................................    10,000
    Miscellaneous.............................................................     5,400
                                                                                --------
              Total...........................................................  $400,000
                                                                                ========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Underwriting Agreement (a form of which appears as Exhibit 1 hereto) provides for indemnification of the directors and officers of the Company in certain circumstances.

     As permitted by Massachusetts law, the Restated Articles of Organization of the Company (the "Articles of Organization") contain indemnification provisions to the effect that, subject to certain standards, directors and officers may be indemnified by the Company for all liabilities incurred by them in connection with any proceeding in which they are involved as a result of serving or having served as a director or officer of the Company or, at the request of the Company, as a director or officer of any other organization or in any capacity with respect to any employee benefit plan.

     As permitted by Massachusetts law, the Articles of Organization provide that a director of the Company will not be personally liable to the Company or its stockholders for monetary damages arising out of the director's breach of his or her fiduciary duty, except to the extent that the Massachusetts Business Corporation Law ("MBCL") does not permit exemption from such liability. Currently, the MBCL provides that a director remains potentially liable for monetary damages for (i) any breach of the director's duty of loyalty to the Company or its stockholders; (ii) any acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) an improper payment of a dividend, improper repurchase of the Company's stock, or certain loans to directors and officers of the Company in violation of Sections 61 or 62 of MBCL; or (iv) any transaction from which a director derives an improper benefit.

     As also permitted by Massachusetts law, the Company has purchased directors' and officers' liability insurance, which insures against certain liabilities incurred in connection with the performance of their duties.

ITEM 16.  EXHIBITS

EXHIBIT NO.                                        DESCRIPTION
- -----------                                        -----------

     1           Form of Underwriting Agreement

     4.1         Indenture dated as of March 15, 1994 between Houghton Mifflin Company and The
                 First National Bank of Boston, as Trustee (incorporated by reference to Exhibit
                 4.1 to the Company's Registration Statement on Form S-3 (No. 33-51700))

     4.2         Form of First Supplemental Indenture dated as of July   , 1995 between the
                 Company and The First National Bank of Boston, as Trustee

     4.3         Form of the SAILS (included in Exhibit 4.2)

EXHIBIT NO.                                        DESCRIPTION
- -----------                                        -----------
     5           Opinion of Goodwin, Procter & Hoar regarding legality of securities being registered

     8           Opinion of Goodwin, Procter & Hoar with respect to federal tax matters*

    10.1         Formation Agreement, dated January 10, 1994, by and between the Company and
                 INSO

    10.2         Amendment dated July 24, 1995 to Formation Agreement, dated January 10, 1994, by and between the Company and INSO

    12           Computation of Ratio of Earnings to Fixed Charges

    23.1         Written consent of Ernst & Young LLP

    23.2         Written consent of Goodwin, Procter & Hoar (contained in the opinions filed as
                 Exhibits 5 and 8)

    24           Power of Attorney (included on the signature page of the Registration
                 Statement)

    25           Form T-1 Statement of Eligibility and Qualification under the Trust Indenture
                 Act of 1939 of The First National Bank of Boston (incorporated by reference to
                 Exhibit 26 to the Company's Registration Statement on Form S-3 (No. 33-51700))

- ---------------
* Filed herewith


ITEM 17.  UNDERTAKINGS


     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim of indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts on July 27, 1995.


                                          HOUGHTON MIFFLIN COMPANY


                                          By: /s/  NADER F. DAREHSHORI


                                            ------------------------------------
                                            Nader F. Darehshori
                                            Chairman of the Board, President and
                                              Chief
                                            Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                  TITLE                     DATE
                  ---------                                  -----                     ----
/s/  NADER F. DAREHSHORI                       Chairman of the Board, President,   July 27, 1995
- ---------------------------------------------  Chief Executive Officer and
Nader F. Darehshori                            Director (principal executive
                                               officer)

               *                               Vice President, Corporate           July 27, 1995
- ---------------------------------------------  Controller and Treasurer
Michael J. Lindgren                            (principal financial and
                                               accounting officer)
               *                               Director                            July 27, 1995
- ---------------------------------------------
Joseph A. Baute

               *                               Director                            July 27, 1995
- ---------------------------------------------
Gail Deegan

               *                               Director                            July 27, 1995
- ---------------------------------------------
James O. Freedman

               *                               Director                            July 27, 1995
- ---------------------------------------------
Mary H. Lindsay

               *                               Director                            July 27, 1995
- ---------------------------------------------
Charles R. Longsworth

               *                               Director                            July 27, 1995
- ---------------------------------------------
John F. Magee

                  SIGNATURE                                  TITLE                     DATE
                  ---------                                  -----                     ----
               *                               Director                            July 27, 1995
- ---------------------------------------------
Claudine B. Malone

               *                               Director                            July 27, 1995
- ---------------------------------------------
Alfred L. McDougal

               *                               Director                            July 27, 1995
- ---------------------------------------------
George Putnam

               *                               Director                            July 27, 1995
- ---------------------------------------------
Ralph Z. Sorenson

               *                               Director                            July 27, 1995
- ---------------------------------------------
DeRoy C. Thomas

*By: /s/  PAUL D. WEAVER                                                           July 27, 1995
     ----------------------------------------
     Paul D. Weaver
     Attorney-in-fact

EXHIBIT NO.                                DESCRIPTION                                  PAGE
- -----------                                -----------                                  ----
     1         Form of Underwriting Agreement

     4.1       Indenture dated as of March 15, 1994 between Houghton Mifflin
               Company and The First National Bank of Boston, as Trustee
               (incorporated by reference to Exhibit 4.1 to the Company's
               Registration Statement on Form S-3 (No. 33-51700))

     4.2       Form of First Supplemental Indenture dated as of July   , 1995
               between the Company and The First National Bank of Boston, as
               Trustee

     4.3       Form of the SAILS (included in Exhibit 4.2)

     5 Opinion of Goodwin, Procter & Hoar regarding legality of securities being registered

     8 Opinion of Goodwin, Procter & Hoar with respect to federal tax matters*

    10.1       Formation Agreement, dated January 10, 1994, by and between the
               Company and INSO

    10.2       Amendment dated July 24, 1995 to Formation Agreement, dated January
               10, 1994, by and between the Company and INSO

    12         Computation of Ratio of Earnings to Fixed Charges

    23.1       Written consent of Ernst & Young LLP

    23.2 Written consent of Goodwin, Procter & Hoar (contained in the opinions filed as Exhibits 5 and 8)

    24 Power of Attorney (included on the signature page of the Registration Statement)

    25         Form T-1 Statement of Eligibility and Qualification under the Trust
               Indenture Act of 1939 of The First National Bank of Boston
               (incorporated by reference to Exhibit 26 to the Company's
               Registration Statement on Form S-3 (No. 33-51700))

- ---------------

* Filed herewith